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                                                                   Exhibit 10.36

                SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT

     THIS SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT (this "Agreement"), dated as of the 16th day of July, 1997, is made by and between GABLES AT FARMINGTON ASSOCIATES, a Connecticut general partnership ("Seller"), with an office in care of Allegis Realty Investors, LLC, 242 Trumbull Street, Hartford, Connecticut 06103-1205 and BROOKDALE LIVING COMMUNITIES, INC., a Delaware corporation ("Purchaser") with an office at 77 West Wacker Drive, Suite 3900, Chicago, IL 60601.

                                   RECITALS:

     Seller and Purchaser have entered into that certain Purchase and Sale Agreement dated as of June 11, 1997 with respect to that certain improved real property commonly known as The Gables at Farmington located at 20 Devonwood Drive, Farmington, Connecticut along with certain related personal and intangible property, as amended by First Amendment to Purchase and Sale Agreement dated as of July 3, 1997 (the "First Amendment", and said Purchase and Sale Agreement, as amended by the First Amendment, the "Purchase Agreement").

     NOW, THEREFORE, in consideration of the foregoing, of the covenants, promises and undertakings set forth herein, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller and Purchaser agree to amend the Purchase Agreement as follows:

     1. Section 3.5 of the Purchase Agreement is hereby amended to delete the date "July 16, 1997" which appears in the third line on page 7 thereof and to substitute therefor the following: "July 23, 1997" .

     2. The Term Sheet included in the Purchase Agreement is hereby amended to delete the date "July 16, 1997" which appears after the caption: "Approval Date:" and to substitute therefor the following: "July 23, 1997".

     3. Section 10.4(b) and Section 10.4(c) of the Purchase Agreement are hereby amended to delete the date "August 17, 1997" which appears in the seventh line of each of said Sections and to substitute therefor the following: "August 25, 1997".

     4. Section 10.4(c) of the Purchase Agreement is hereby amended to delete the date "August 7, 1997" in each place it appears therein and to substitute therefor the following: "August 14, 1997".
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                                      -2-

     5. Section 10.4(d) of the Purchase Agreement is hereby amended to delete the date "September 7, 1997" in each place it appears therein and to substitute therefor the following: "September 15, 1997".

     6. Section 10.4(d) of the Purchase Agreement is hereby amended to delete the date "September 17, 1997" in the eighth line thereof and to substitute therefor the following: "September 24, 1997".

     7. All references in the Purchase Agreement to "this Agreement" or "the Agreement" shall mean the Purchase Agreement, as amended by this Agreement.

     8. This Agreement shall be construed and enforced in accordance with the laws of the State of Connecticut.

     9. This Agreement shall be binding upon and inure to the benefit of Purchaser and Seller and their successors and permitted assigns.

     10. This Agreement may be executed and delivered in any number of counterparts, each of which so executed and delivered shall be deemed to be an original and all of which shall constitute one and the same instrument.

     11. The First Amendment is hereby amended to delete Paragraph 8 thereof, which Paragraph 8 shall have no force or effect with respect to the binding nature of the First Amendment.

     12. The Purchase Agreement, as amended hereby, remains in full force and effect and is hereby ratified and confirmed.

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                                      -3-

     IN WITNESS WHEREOF, Purchaser and Seller have executed this Agreement on the date set forth below, effective as of the date set forth above.

                         SELLER: GABLES AT FARMINGTON ASSOCIATES

                                 By: Aetna Life Insurance Company, a general
                                     partner

                                     By: Day, Berry & Howard
                                         Its Attorneys


                                         By: /s/ Rosemary G. Ayers
                                             -------------------------------
                                         Printed Name: Rosemary G. Ayers
                                                       ---------------------
                                         Date:  7/16/97
                                                ----------------------------


                         PURCHASER:  BROOKDALE LIVING COMMUNITIES, INC.

                                     By: /s/ Mark J. Schulte
                                        -------------------------------
                                     Printed name: Mark J. Schulte
                                                   --------------------
                                     Its: Chief Executive Officer
                                          -----------------------------
                                     Date: July 16, 1997
                                          -----------------------------

     An original, fully executed copy of this Agreement, has been received by the Title Company this ____ day of ______, 1997, and by execution hereof the Title Company hereby covenants and agrees to be bound by the terms of this Agreement.

CHICAGO TITLE INSURANCE COMPANY

By: /s/ Philip J. Fanning
   -----------------------------
Printed name: Philip J. Fanning
             -------------------
Its: Associate Regional Counsel
    ----------------------------